NATIONWIDE VARIABLE INSURANCE TRUST

NVIT AllianzGI International Growth Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Mellon Dynamic U.S. Core Fund
NVIT Mellon Dynamic U.S. Equity Income Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Newton Sustainable U.S. Equity Fund
NVIT Real Estate Fund
NVIT Wells Fargo Discovery Fund

Supplement dated June 16, 2021
to the Prospectus dated April 30, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Emerging Markets Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on June 16, 2021 (the “Meeting”), the Board approved the termination of Lazard Asset Management LLC (“Lazard”) and Aberdeen Standard Alternative Funds Limited (“Aberdeen”) as the subadvisers to the Fund, and the appointment of NS Partners Ltd (“NS Partners”) and Loomis, Sayles & Company L.P. (“Loomis Sayles”) as the Fund’s new subadvisers, effective on or about September 13, 2021 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Aberdeen in the Prospectus are deleted in their entirety.

b.	All references to, and information regarding, Lazard as it relates to the Fund in the Prospectus are deleted in their entirety.

c.	The information under the heading “Principal Investment Strategies” beginning on page 19 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its net assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are typically developing and low‑ or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Some emerging market countries may be considered to be “frontier market” countries, although the Fund will not invest more than 20% of its net assets in securities of frontier market issuers. Frontier market countries are those emerging market countries that are considered to be among the smallest, least mature and least liquid. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA determines the amount of Fund assets to allocate to each subadviser. NFA has selected NS Partners Ltd (“NS Partners”) and Loomis, Sayles & Company L.P. (“Loomis Sayles”) to subadvise different portions of the Fund because they approach investing in emerging market securities in a different manner from each other.

NS Partners combines bottom‑up fundamental stock selection with industry, sector and regional analyses. NS Partners’ investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. NS Partners therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.
Loomis Sayles’ philosophy is designed to exploit market inefficiencies that result from the underappreciation of high-quality companies in emerging markets. Loomis Sayles employs a private equity approach to research and investing with a long-term, ownership mindset. Loomis Sayles seeks distinctive insights through deep, bottom‑up, fundamental research to identify high quality companies, and companies transitioning to becoming high quality, trading at a significant discount to intrinsic value in industries experiencing secular growth. Loomis Sayles seeks to add value through the construction of a more concentrated portfolio consisting of a limited number of securities in which Loomis Sayles maintains high conviction. Loomis Sayles manages risk via research, valuation discipline and diversification across countries, sectors and business drivers.
In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

d.	The information under the “Principal Risks” section beginning on page 20 of the Prospectus is modified as follows:

i.	“Growth style risk” and “Value style risk” are each deleted in their entirety.

ii.	The following is added immediately following “Smaller company risk”:
Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

e.	The information under the heading “Portfolio Management – Subadvisers” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:
NS Partners Ltd (“NS Partners”)
Loomis, Sayles & Company L.P. (“Loomis Sayles”)

f.	The table under the heading “Portfolio Management – Portfolio Managers” on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
NS Partners
Ian Beattie	Portfolio Manager	Since 2021
Loomis Sayles
Ashish Chugh	Portfolio Manager	Since 2021

g.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 84 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Some emerging market countries may be considered to be frontier market countries, although the Fund will not invest more than 20% of its net assets, measured at the time of purchase, in securities of frontier market issuers. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including small- and mid‑cap companies. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected NS Partners Ltd (“NS Partners”) and Loomis, Sayles & Company L.P. (“Loomis Sayles”) to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in emerging market securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.
The two portions are each managed as follows:
NS PARTNERS – combines bottom‑up fundamental stock selection with industry, sector and regional analyses. NS Partners’ investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. NS Partners therefore generally buys stocks of companies in countries that exhibit these traits and are generating high and in proving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.
LOOMIS SAYLES – Loomis Sayles’ philosophy is designed to exploit market inefficiencies that result from the underappreciation of high-quality companies in emerging markets. Loomis Sayles employs a private equity approach to research and investing with a long-term, ownership mindset. Loomis Sayles seeks distinctive insights through deep, bottom‑up, fundamental research to identify high quality companies, and companies transitioning to becoming high quality, trading at a significant discount to intrinsic value in industries experiencing secular growth. Loomis Sayles seeks to add value through the construction of a more concentrated portfolio consisting of a limited number of securities in which Loomis Sayles maintains high conviction. Loomis Sayles manages risk via research, valuation discipline and diversification across countries, sectors and business drivers. Loomis Sayles sells portfolio securities when it believes an unfavorable structural change occurs within a given business or the markets in which it operates, when a critical underlying investment assumption is flawed, when a more attractive reward‑to‑risk opportunity becomes available, when the current price fully reflects Loomis Sayles’ estimate of intrinsic value, or for other investment reasons which Loomis Sayles deems appropriate.

h.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 84 of the Prospectus is deleted in its entirety and replaced with the following:
Bottom‑up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Emerging market countries – typically are developing and low‑ or middle-income countries. For purposes of the Fund, emerging market countries are those that are included in the MSCI Emerging Markets Index, the FTSE Emerging Index or the JPMorgan Emerging Market Bond Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Frontier market countries – typically are those emerging market countries that are considered to be among the smallest, least mature and least liquid. For purposes of the Fund, frontier market countries are those that are included in the MSCI Frontier Markets Index.
Mid‑cap companies – companies with market capitalizations similar to those of companies included in the MSCI World SMID Cap Index, ranging from $46.9 million to $39.1 billion as of December 31, 2020.

Returns on invested capital – a calculation that is used to evaluate how efficiently a company uses its invested capital to generate profits.
Small‑cap companies – companies with market capitalizations similar to those of companies included in the MSCI EM Small Cap Index, the largest of which was $3.8 billion as of December 31, 2020.

i.	The information under the heading “Principal Risks” on page 85 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate.
In addition, the Fund is subject to COUNTRY RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, FRONTIER MARKETS RISK, LIMITED PORTFOLIO HOLDINGS RISK, LIQUIDITY RISK, MARKET RISK, MULTI-MANAGER RISK, REDEMPTIONS RISK, SELECTION RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 106.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

j.	The information relating to Aberdeen under the heading “Fund Management – Subadvisers” on page 117 of the Prospectus is deleted in its entirety and replaced with the following:
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, MA 02111, is a subadviser to a portion of the NVIT Emerging Markets Fund. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $347.8 billion in assets under management as of December 31, 2020.
NS PARTNERS LTD (“NS PARTNERS”), located at 1 Knightsbridge Green, London, SW1X 7QA, United Kingdom, is a subadviser to a portion of the NVIT Emerging Markets Fund, was founded in 1988, is a registered investment adviser.

k.	The information relating to Lazard as it relates to the Fund under the heading “Fund Management – Subadvisers” on page 117 of the Prospectus is deleted in its entirety and replaced with the following:
LAZARD ASSET MANAGEMENT LLC (“LAZARD”), located at 30 Rockefeller Plaza, New York, NY 10112, is the subadviser to the NVIT International Equity Fund. Lazard was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (“LF&Co.”). In 1997, the U.S. and U.K. investment management firms were united to form a single entity. In January 2003, Lazard was established as a separate subsidiary of LF&Co. In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ. As of December 31, 2020, Lazard had $229.7 billion in assets under management.

l.	The information relating to the “NVIT Emerging Markets Fund” on page 119 of the Prospectus is deleted in its entirety and replaced with the following:
NVIT Emerging Markets Fund
Loomis Sayles
Ashish Chugh is responsible for the day‑to‑day management of the portion of the Fund subadvised by Loomis Sayles.
Mr. Chugh is a portfolio manager and a vice president of Loomis Sayles and has been with the firm since 2018. Prior to joining Loomis Sayles Mr. Chugh was a Portfolio Manager of Och-Ziff Capital.
NS Partners
Ian Beattie is responsible for the day‑to‑day management of the portion of the Fund subadvised by NS Partners.
Mr. Beattie is a portfolio manager and Co‑CIO of NS Partners and has been with the firm since 1996.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about NS Partners and Loomis Sayles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE